UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

Cenntro Inc.
(Exact Name of Registrant as Specified in Charters)

Nevada	001-38544	93-2211556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

33 Wood Avenue South, Suite 600, PMB #3572 Iselin, New Jersey 08830
(Address of Principal Executive Offices, and Zip Code)

(732) 820-6757
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Comon Stock, $0.0001 par value per share	CENN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Cenntro Inc., a Nevada Corporation (the “Company”) and About Investment Pte. Ltd., a Singapore exempt private company limited by shares (“About Pte”) have entered into certain exchange agreement dated October 23, 2025 (the “Exchange Agreement”), pursuant to which About Pte agreed to exchange the outstanding principal balance on a senior secured convertible note originally issued on July 20, 2022, assigned to About Pte and amended from time to time to extend the maturity date to January 19, 2026, as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 21, 2025. In consideration for the exchange, About Pte received a new secured convertible promissory note issued on October 23, 2025, in the principal amount of $4,000,000, with an interest rate of 8% per annum and a maturity date of January 19, 2026 (the “Exchange Note”). Under the terms of the Exchange Note, in the event of default, interest shall accrue at the lesser of (i) 10% per annum or (ii) the maximum rate permitted by applicable law. Upon cure of the default, the interest rate shall revert to the original rate of 8% per annum. Additionally, an event of default may, at the holder’s election, trigger an acceleration of the note’s maturity, in which case 110% of the then-outstanding principal amount, together with all accrued and unpaid interest, shall become immediately due and payable.

The foregoing descriptions of the Exchange Agreement and the Exchange Note are qualified in their entirety by reference to the full text of the respective documents. Copies of the Exchange Agreement and the Exchange Note are filed herewith as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

The Exchange Note was issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, as the transaction involved an exchange of securities exclusively with an existing security holder of the Company.

As of the date of this Current Report on Form 8-K, About Pte has converted the Exchange Note to purchase an aggregate of 12,000,000 shares of common stock, $0.0001 par value per share (the “Common Stock”) of the Company, and the Company has issued to the About Pte 12,000,000 shares of Common Stock in accordance with the terms of the Exchange Note.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
4.1	Exchange Note, dated October 23, 2025
10.1	Exchange Agreement, dated October 23, 2025
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2025

Cenntro Inc.

	By:	/s/ Peter Z. Wang
	Name:	Peter Z. Wang
	Title:	Chief Executive Officer